================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):     November 10, 2006

                               CIRRUS LOGIC, INC.
                               ------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                  0-17795                77-0024818
           --------                  -------                ----------
(State or Other Jurisdiction of    (Commission            (IRS Employer
Incorporation or Organization)     File Number)         Identification No.)


         2901 Via Fortuna, Austin, TX                    78746
         ----------------------------                    -----
    (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (512) 851-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On November 10, 2006, Cirrus Logic, Inc. (the "Company") received a NASDAQ Staff Determination letter indicating that the Company is not in compliance with the requirements for continued listing set forth in NASDAQ Marketplace Rule 4310(c)(14) because it had not timely filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended September 23, 2006. The Company plans to request a hearing before a NASDAQ Listing Qualifications Panel (the "Panel") to review the Staff Determination. The Company's hearing request will automatically stay the delisting of the Company's common stock. Pending a decision by the Panel, the Company's shares will continue to be listed on the NASDAQ Global Select Market. A copy of the Company's press release announcing the Company's receipt of this Staff Determination letter is attached hereto as Exhibit 99.1.


Item 9.01 - Finance Statements and Exhibits.

     (d)   Exhibits.

     99.1  Text of Cirrus Logic, Inc. press release dated November 15, 2006.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CIRRUS LOGIC, INC.


Date:  November 15, 2006                 By:     /s/ Thurman K. Case
                                                 -------------------
                                         Name:   Thurman K. Case
                                         Title:  Acting Chief Financial Officer

                                  Exhibit Index

Exhibit Number     Description
--------------     -----------
    99.1           Cirrus Logic, Inc. press release dated November 15, 2006